                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 7, 1999

                               SUNBASE ASIA, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                                          94-1612110
(State of incorporation)                     (IRS Employer Identification No.)

        0-3132
  (Commission File No.)

                        19/F, First Pacific Bank Centre
                   51-57 Gloucester Road, Wanchai, Hong Kong
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (852) 2865-1511

ITEM 5.   OTHER EVENTS

          On January 7, 1999, Sunbase Asia, Inc. announced its intention to divest its bearing manufacturing assets in the U.S. and to refine its business strategy. The press release issued in connection with the announcement is filed herewith as Exhibits 99.1, and is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)       Exhibits

Exhibit 99.1  Press Release of Sunbase Asia, Inc. dated January 7, 1999.

                                   SIGNATURES

Under the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SUNBASE ASIA, INC.



Date:  January 7, 1999        By: /s/ (Roger) Li Yuen Fai
                              -----------------------------------
                              (Roger) Li Yuen Fai
                              Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)

                                 EXHIBIT INDEX


Exhibit No.                     Description

   99.1        Press Release of Sunbase Asia, Inc. dated January 7, 1999.


                                       3